SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

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Date of report (Date of earliest event reported)  January  18, 2000

                    THE FIRST AMERICAN FINANCIAL CORPORATION
             (Exact Name of the Registrant as Specified in Charter)

California                           0-3658                     95-1068610
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(State or Other Jurisdiction       (Commission                 (IRS Employer
of Incorporation)                  File Number)              Identification No.)

1 First American Way, Santa Ana, California                       92707
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(Address of Principal Executive Offices)                        (Zip Code)

Registrants telephone number, including area code  (714) 558-3211
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                                 Not Applicable.
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          (Former Name or Former Address, if Changed Since Last Report)

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Item 5.           Other Events.

                  See the attached Exhibit.

Item 7.           Exhibits.

99 Press Release of The First American Financial Corporation dated January 18, 2000.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                        THE FIRST AMERICAN FINANCIAL CORPORATION



Date: January 18, 2000                  By:   /s/Thomas A. Klemens
                                           -------------------------------------
                                           Name:Thomas A. Klemens
                                           Title:   Executive Vice President and
                                                    Chief Financial Officer